ADVANCED SERIES TRUST

AST J.P. Morgan Global Thematic Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST J.P. Morgan Global Thematic Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Name Change, Investment Strategy Change, Secondary Benchmark Change, and Management Fee Change

On August 23, 2024, the Board of Trustees of the Trust approved (i) changing the name of the Portfolio to "AST J.P. Morgan Moderate Multi-Asset Portfolio"; (ii) certain revisions to the principal investment strategy of the Portfolio;

(iii)changing the secondary benchmark of the Portfolio; and (iv) revisions to the Portfolio's management fee rate schedule, which are expected to lower the Portfolio's effective management fee. These changes are expected to become effective in, or around, the fourth quarter of 2024.

More detailed information will also be included in a supplement to the Portfolio's Summary Prospectus, and the Trust's Prospectus and SAI in the fourth quarter of 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

302GENSUP1